                                                                    EXHIBIT 25.1


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

                             ----------------------

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   74-0800980
                     (I.R.S. Employer Identification Number)

    712 MAIN STREET, HOUSTON, TEXAS                                77002
(Address of principal executive offices)                         (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713)216-2448
            (Name, address and telephone number of agent for service)

                            R & B FALCON CORPORATION
               (Exact name of obligor as specified in its charter)

                        DELAWARE                              76-0544217
            (State or other jurisdiction of                (I.R.S. Employer
            incorporation or organization)               Identification Number)

                     901 THREADNEEDLE
                      HOUSTON, TEXAS                             77079
        (Address of principal executive offices)               (Zip code)


                          9-1/8% SENIOR NOTES DUE 2003
                          9-1/2% SENIOR NOTES DUE 2008
                         (Title of indenture securities)
================================================================================

ITEM  1.          GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of the Currency, Washington, D.C.
                  Federal Deposit Insurance Corporation, Washington, D.C.
                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.           VOTING SECURITIES OF THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                             COL. A                          COL. B
                          TITLE OF CLASS                AMOUNT OUTSTANDING

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.           TRUSTEESHIPS UNDER OTHER INDENTURES.

                  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

                  (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

                  (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
                  SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

                  IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6.           VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
                  OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

         COL. A            COL. B              COL. C              COL. D
                                                                PERCENTAGE OF
                                                             VOTING SECURITIES
                                                              REPRESENTED BY
                                            AMOUNT OWNED      AMOUNT GIVEN IN
     NAME OF OWNER     TITLE OF CLASS       BENEFICIALLY           COL. C
     -------------     --------------       ------------           ------

     Not applicable by virtue of Form T-1 General Instruction B and response to
     Item 13.

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

         COL. A            COL. B              COL. C              COL. D
                                                                PERCENTAGE OF
                                                             VOTING SECURITIES
                                                              REPRESENTED BY
                                            AMOUNT OWNED      AMOUNT GIVEN IN
     NAME OF OWNER     TITLE OF CLASS       BENEFICIALLY           COL. C
     -------------     --------------       ------------           ------

    Not applicable by virtue of Form T-1 General Instruction B and response to
    Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

    COL. A              COL. B              COL. C                 COL. D
                                        AMOUNT OWNED
                      WHETHER THE      BENEFICIALLY OR           PERCENT OF
                      SECURITIES      HELD AS COLLATERAL           CLASS
                      ARE VOTING        SECURITY FOR           REPRESENTED BY
                     OR NONVOTING      OBLIGATIONS IN         AMOUNT GIVEN IN
TITLE OF CLASS        SECURITIES           DEFAULT                 COL. C
--------------       ------------         -------                  ------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

   COL. A               COL. B               COL. C                COL. D
                                          AMOUNT OWNED
                                        BENEFICIALLY OR           PERCENT OF
                                       HELD AS COLLATERAL           CLASS
NAME OF ISSUER                            SECURITY FOR           REPRESENTED BY
     AND                AMOUNT           OBLIGATIONS IN         AMOUNT GIVEN IN
TITLE OF CLASS        OUTSTANDING      DEFAULT BY TRUSTEE           COL. C
---------------       ------------     ------------------           ------

     Not applicable by virtue of Form T-1 General Instruction B and response to
     Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

   COL. A               COL. B               COL. C                COL. D
                                          AMOUNT OWNED
                                        BENEFICIALLY OR           PERCENT OF
                                       HELD AS COLLATERAL           CLASS
NAME OF ISSUER                            SECURITY FOR           REPRESENTED BY
     AND                AMOUNT           OBLIGATIONS IN         AMOUNT GIVEN IN
TITLE OF CLASS        OUTSTANDING      DEFAULT BY TRUSTEE           COL. C
---------------       ------------     ------------------           ------

    Not applicable by virtue of Form T-1 General Instruction B and response to
    Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

   COL. A               COL. B               COL. C                COL. D
                                          AMOUNT OWNED
                                        BENEFICIALLY OR           PERCENT OF
                                       HELD AS COLLATERAL           CLASS
NAME OF ISSUER                            SECURITY FOR           REPRESENTED BY
     AND                AMOUNT           OBLIGATIONS IN         AMOUNT GIVEN IN
TITLE OF CLASS        OUTSTANDING      DEFAULT BY TRUSTEE           COL. C
---------------       ------------     ------------------           ------

    Not applicable by virtue of Form T-1 General Instruction B and response to
    Item 13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


           COL. A                   COL. B                         COL. C

          NATURE OF                 AMOUNT
        INDEBTEDNESS              OUTSTANDING                     DATE DUE
        ------------              -----------                     --------

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

     (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not applicable.

ITEM 16. LIST OF EXHIBITS.

         LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

         o 1. A copy of the articles of association of the trustee now in effect.

         # 2. A copy of the certificate of authority of the trustee to commence business.

         * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

         + 4. A copy of the existing bylaws of the trustee.

         5. Not applicable.

         6. The consent of the United States institutional trustees required by
         Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.


                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. The exhibits incorporated herein by reference, were filed under the former name of the Trustee.

         o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

         # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

         * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

         + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.



                                      NOTE

           Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 28 DAY OF APRIL, 1999.

                                         CHASE BANK OF TEXAS, NATIONAL
                                          ASSOCIATION, AS TRUSTEE


                                         By: /s/ MAURI J. COWEN
                                             ---------------------------------
                                                 Mauri J. Cowen
                                             Vice President and Trust Officer

                                                                       EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an Indenture between R & B Falcon Corporation, a Delaware corporation (the "Company"), and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's Senior Notes.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                      Very truly yours,

                                      CHASE BANK OF TEXAS, NATIONAL
                                       ASSOCIATION, as Trustee


                                      By: /s/ MAURI J. COWEN
                                          ------------------------------
                                              Mauri J. Cowen
                                          Vice President and Trust Officer

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2001

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------

                                                                             [1]
[LOGO] Please refer to page 1, Table of contents, for the required disclosure of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031
                                                     (19990331)
REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1999      ------------
                                                     (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Jack Alexander
--------------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

                               /s/ Jack Alexander
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

--------------------------------------------------------------------------------
Date of Signature

--------------------------------------------------------------------------------

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                             /s/ Alan R. Buckwalter
--------------------------------------------------------------------------------
Director (Trustee)

                           /s/ Harriet S. Wassertrum
--------------------------------------------------------------------------------
Director (Trustee)

                            /s/ Beverly H. McCaskill
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
    (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

--------------------------------------------------------------------------------
FDIC Certificate Number     03263
                         -----------
                         (RCRI 9060)

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

CALL NO. 203                  31          03-31-99
STBK: 48-2926 00373 STCERT: 48-03263
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN STREET
HOUSTON, TX 77001


  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                                                       EXHIBIT 7


BALANCE SHEET


                                                                Dollar Amounts in Thousands  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balance due from depository institutions (from Schedule RC-A):
     a. Noninterest-bearing balances and currency and coin (1).............................    2,733,340
     b. Interest-bearing balances(2).......................................................          200
  2. Securities:
     a. Held-to-maturity securities (from Schedule RC-B, column A).........................      162,617
     b. Available-for-sale securities (from Schedule RC-B, column D).......................    4,682,908
  3. Federal funds sold and securities purchased under agreements to resell................      341,798
  4. Loans and lease financing receivables:
     a. Loans and leases, net of unearned income (from Schedule RC-C).......... 14,328,112
     b. LESS: Allowance for loan and lease losses...............................    211,040
     c. LESS: Allocated transfer risk reserve...................................          0
     d. Loans and leases, net of unearned income, allowance,
        and reserve (item 4.a minus 4.b and 4.c)...........................................   14,118,072
  5. Trading assets (from Schedule RC-D)...................................................       88,754
  6. Premises and fixed assets (including capitalized leases)..............................      678,544
  7. Other real estate owned (from Schedule RC-M)..........................................          472
  8. Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M)..................................................................        4,121
  9. Customers' liability to this bank on acceptances outstanding..........................        8,179
 10. Intangible assets (from Schedule RC-M)................................................      364,677
 11. Other assets (from Schedule RC-F).....................................................      284,527
 12. Total assets (sum of items 1 through 11)..............................................   23,468,209

--------------
 (1) Includes cash items in process of collection and unposted debits.
 (2) Includes time certificates of deposit not held for trading.

                                                     Dollar Amounts in Thousands       Bil Mil Thou
----------------------------------------------------------------------------------------------------
LIABILITIES
 13. Deposits:
     a. In domestic offices (sum of totals of columns A and C from
        Schedule RC-E, part I)..................................................        18,552,333
        (1) Noninterest-bearing(1).................................... 8,788,122
        (2) Interest-bearing.......................................... 9,764,211
     b. In foreign offices, Edge and Agreement subsidiaries, and
        IBFs (from Schedule RC-E, part II)......................................           556,836
        (1) Noninterest-bearing.......................................         0
        (2) Interest-bearing..........................................   556,836
 14. Federal funds purchased and securities sold under agreements
     to repurchase..............................................................         1,501,701
 15. a. Demand notes issued to the U.S. Treasury................................           258,338
     b. Trading liabilities (from Schedule RC-D)................................            86,810
 16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a. With a remaining maturity of one year or less...........................            57,144
     b. With a remaining maturity of more than one year through three years.....                 0
     c. With a remaining maturity of more than three years......................            15,043
 17. Not applicable
 18. Bank's liability on acceptances executed and outstanding...................             8,179
 19. Subordinated notes and debentures(2).......................................           445,000
 20. Other liabilities (from Schedule RC-G).....................................           184,960
 21. Total liabilities (sum of items 13 through 20).............................        21,666,344
 22. Not applicable
 EQUITY CAPITAL
 23. Perpetual preferred stock and related surplus..............................                 0
 24. Common stock...............................................................           612,893
 25. Surplus (exclude all surplus related to preferred stock)...................           924,674
 26. a. Undivided profits and capital reserves..................................           280,608
     b. Net unrealized holding gains (losses) on available-for-sale securities..           (16,310)
     c. Accumulated net gains (losses) on cash flow hedges......................                 0
 27. Cumulative foreign currency translation adjustments........................                 0
 28. Total equity capital (sum of items 23 through 27)..........................         1,801,865
 29. Total liabilities and equity capital (sum of items 21 and 28)..............        23,468,209

Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.  Indicate in the box at the right the number of the statement below that best
    describes the most comprehensive level of auditing work performed for the                       Number
    bank by independent external auditors as of any date during 1998............     RCFD 6724         2   M.1.

1 - Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 - Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 - Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 - Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 - Review of the bank's financial statements by external auditors

6 - Compilation of the bank's financial statements by external auditors

7 - Other audit procedures (excluding tax preparation work)

8 - No external audit work

-----------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.